                                                               Exhibit (g)(3)(i)

(ING FUNDS LOGO)

May 16, 2007

Ms. Katherine Dinella
Vice President
The Bank of New York - Securities Lending
32 Old Slip, 15th Floor
New York, NY 10286

Dear Ms. Dinella:

     Pursuant to the terms and conditions of the Securities Lending Agreement and Guaranty dated August 7, 2003 and the Subscription Agreement dated August 8, 2003 (the "Agreements"), we hereby notify you of the addition of ING Solution Growth and Income Portfolio and ING Solution Growth Portfolio, two newly established series of ING Partners, Inc., ING SPorts Core Fixed Income Fund and ING SPorts Core Plus Fixed Income Fund, two newly established series of ING Separate Portfolios Trust, ING International Equity Dividend Fund, a newly established series of ING Mutual Funds, ING Pioneer Equity Income Portfolio, a series of ING Investors Trust, and ING International High Dividend Equity Income Fund, a newly established registrant (the "Funds") effective May 16, 2007, to be included on the AMENDED EXHIBIT A to the Agreements. AMENDED EXHIBIT A is attached hereto. This AMENDED EXHIBIT A supersedes the previous AMENDED EXHIBIT A dated March 27, 2007.

     The AMENDED EXHIBIT A has also been updated by the removal of ING Capital Guardian Small/Mid Cap Portfolio, ING MidCap Value Fund, ING SmallCap Value Fund and ING FMRSM Diversified Mid Cap Portfolio as these funds recently merged into other funds.

7337 E. Doubletree Ranch Rd.   Tel: 480-477-3000          ING International High
Scottsdale, AZ 85258-2034      Fax: 480-477-2700                 Dividend Equity
                               www.ingfunds.com                      Income Fund
                                                             ING Investors Trust
                                                                ING Mutual Funds
                                                              ING Partners, Inc.
                                                   ING Separate Portfolios Trust

     Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2117.

                                        Sincerely,

                                        Robert S. Naka
                                        Executive Vice President
                                        ING International High Dividend Equity
                                        Income Fund
                                        ING Investors Trust
                                        ING Mutual Funds
                                        ING Partners, Inc.
                                        ING Separate Portfolios Trust

ACCEPTED AND AGREED TO:
The Bank of New York


By:
    ---------------------------------
Name:
      -------------------------------
Title:             , Duly Authorized
       ------------

                                     FORM OF
                                AMENDED EXHIBIT A

                               WITH RESPECT TO THE

                  SECURITIES LENDING AGREEMENT AND GUARANTY AND
                             SUBSCRIPTION AGREEMENT

                                                            BNY ACCOUNT NUMBER
FUND                                                         (DOMESTIC/GLOBAL)
----                                                      ----------------------
ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND                   TBD
ING EQUITY TRUST
ING Fundamental Research Fund                                     464290
ING Index Plus LargeCap Equity Fund                               464713
ING Index Plus LargeCap Equity Fund II                            464714
ING Index Plus LargeCap Equity Fund III                             TBD
ING Index Plus LargeCap Equity Fund IV                              TBD
ING Index Plus LargeCap Equity Fund V                               TBD
ING Index Plus LargeCap Equity Fund VI                              TBD
ING Index Plus LargeCap Equity Fund VII                             TBD
ING Index Plus LargeCap Equity Fund VIII                            TBD
ING Index Plus LargeCap Equity Fund IX                              TBD
ING Index Plus LargeCap Equity Fund X                               TBD
ING Index Plus LargeCap Equity Fund XI                              TBD
ING Index Plus LargeCap Equity Fund XII                             TBD
ING LargeCap Growth Fund                                          464733
ING LargeCap Value Fund                                           454702
ING MidCap Opportunities Fund                                     464741
ING Opportunistic LargeCap Fund                                   464288
ING Real Estate Fund                                              464746
ING SmallCap Opportunities Fund                                   464743
ING SmallCap Value Choice Fund                                    464788
ING Value Choice Fund                                             464786

ING FUNDS TRUST
ING Classic Money Market Fund                                     464008
ING High Yield Bond Fund                                          464010
ING Institutional Prime Money Market Fund                         464048
ING Intermediate Bond Fund                                        464006
ING National Tax-Exempt Bond Fund                                 464002

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND           464767

                                                            BNY ACCOUNT NUMBER
FUND                                                         (DOMESTIC/GLOBAL)
----                                                      ----------------------
ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND                  TBD

ING INVESTMENT FUNDS, INC.
ING MagnaCap Fund                                                 464734

ING INVESTORS TRUST
ING AllianceBernstein Mid Cap Growth Portfolio                    058102
ING American Funds Growth Portfolio                               464755
ING American Funds Growth-Income Portfolio                        464753
ING American Funds International Portfolio                        464761
ING BlackRock Large Cap Growth Portfolio                          279607
ING BlackRock Large Cap Value Portfolio                           279608
ING BlackRock Inflation Protected Bond Portfolio                  470551
ING Capital Guardian U.S. Equities Portfolio                      058221
ING Disciplined Small Cap Value Portfolio                         464711
ING EquitiesPlus Portfolio                                        464777
ING Evergreen Health Sciences Portfolio                           464704
ING Evergreen Omega Portfolio                                     464706
ING FMR(SM) Large Cap Growth Portfolio                            464572
ING FMR(SM) Mid Cap Growth Portfolio                              058098
ING Franklin Income Portfolio                                     464703
ING Franklin Mutual Shares Portfolio                              470549
ING Franklin Templeton Founding Strategy Portfolio                470550
ING Global Real Estate Portfolio                                  464280
ING Global Resources Portfolio                                    058085
ING Global Technology Portfolio                                   158090
ING International Growth Opportunities Portfolio                  279604
ING Janus Contrarian Portfolio                                 058401/279601
ING JPMorgan Emerging Markets Equity Portfolio                    058096
ING JPMorgan Small Cap Core Equity Portfolio                      279610
ING JPMorgan Value Opportunities Portfolio                        464582
ING Julius Baer Foreign Portfolio                                 279606
ING Legg Mason Value Portfolio                                 058400/279600
ING LifeStyle Aggressive Growth Portfolio                         464998
ING LifeStyle Growth Portfolio                                    464996
ING LifeStyle Moderate Growth Portfolio                           464994
ING LifeStyle Moderate Portfolio                                  464992
ING Limited Maturity Bond Portfolio                               058082
ING Liquid Assets Portfolio                                       058081
ING Lord Abbett Affiliated Portfolio                              058220
ING MarketPro Portfolio                                           464910
ING MarketSyle Growth Portfolio                                   464926
ING INVESTORS TRUST (CONT.)
ING MarketStyle Moderate Growth Portfolio                         464922

                                                            BNY ACCOUNT NUMBER
FUND                                                         (DOMESTIC/GLOBAL)
----                                                      ----------------------
ING MarketStyle Moderate Portfolio                                464934
ING Marsico Growth Portfolio                                      058101
ING Marsico International Opportunities Portfolio                 464576
ING MFS Total Return Portfolio                                    058100
ING MFS Utilities Portfolio                                       464584
ING Oppenheimer Main Street Portfolio(R)                          058099
ING PIMCO Core Bond Portfolio                                     058103
ING PIMCO High Yield Portfolio                                    464018
ING Pioneer Equity Income Fund                                      TBD
ING Pioneer Fund Portfolio                                        464578
ING Pioneer Mid Cap Value Portfolio                               464580
ING Stock Index Portfolio                                         464701
ING T. Rowe Price Capital Appreciation Portfolio                  058084
ING T. Rowe Price Equity Income Portfolio                         058087
ING Templeton Global Growth Portfolio                             058095
ING UBS U.S. Allocation Portfolio                              058402/279602
ING Van Kampen Capital Growth Portfolio                           279609
ING Van Kampen Global Franchise Portfolio                         279605
ING Van Kampen Growth and Income Portfolio                        058090
ING Van Kampen Real Estate Portfolio                              058086
ING VP Index Plus International Equity Portfolio                  464492
ING Wells Fargo Disciplined Value Portfolio                       058088
ING Wells Fargo Small Cap Disciplined Portfolio                   464795

ING MAYFLOWER TRUST
ING International Value Fund                                      464212

ING MUTUAL FUNDS
ING Disciplined International SmallCap Fund                       464294
ING Diversified International Fund                                464292
ING Emerging Countries Fund                                       464214
ING Emerging Markets Fixed Income Fund                            464296
ING Foreign Fund                                                  464202
ING Global Bond Fund                                              464773
ING Global Equity Dividend Fund                                   464751
ING Global Natural Resources Fund                                 464210
ING Global Real Estate Fund                                       464220
ING Global Value Choice Fund                                      464218
ING Greater China Fund                                            464286
ING Index Plus International Equity Fund                          464282
ING International Capital Appreciation Fund                       464282
ING International Equity Dividend Fund                              TBD
ING MUTUAL FUNDS (CONT.)
ING International Growth Opportunities Fund                       464206

                                                            BNY ACCOUNT NUMBER
FUND                                                         (DOMESTIC/GLOBAL)
----                                                      ----------------------
ING International Real Estate Fund                                464298
ING International SmallCap Fund                                   464216
ING International Value Choice Fund                               464278
ING International Value Opportunities Fund                        465476
ING Russia Fund                                                   464208

ING PARTNERS, INC.
ING American Century Large Company Value Portfolio                464544
ING American Century Small-Mid Cap Value Portfolio                464502
ING Baron Asset Portfolio                                         464556
ING Baron Small Cap Growth Portfolio                              464504
ING Columbia Small Cap Value II Portfolio                         464785
ING Davis Venture Value Portfolio                                 464546
ING Fidelity(R) VIP Contrafund(R) Portfolio                       464564
ING Fidelity(R) VIP Equity-Income Portfolio                       464568
ING Fidelity(R) VIP Growth Portfolio                              464570
ING Fidelity(R) VIP Mid Cap Portfolio                             464566
ING Fundamental Research Portfolio                                464538
ING JPMorgan International Portfolio                              464528
ING JPMorgan Mid Cap Value Portfolio                              464506
ING Legg Mason Partners Aggressive Growth Portfolio               464518
ING Legg Mason Partners Large Cap Growth Portfolio                464516
ING Lord Abbett U.S. Government Securities Portfolio              464036
ING Neuberger Berman Partners Portfolio                           464598
ING Neuberger Berman Regency Portfolio                            464774
ING OpCap Balanced Value Portfolio                                464542
ING Oppenheimer Global Portfolio                                  464508
ING Oppenheimer Strategic Income Portfolio                        464548
ING PIMCO Total Return Portfolio                                  464510
ING Pioneer High Yield Portfolio                                  464032
ING Solution 2015 Portfolio                                       464590
ING Solution 2025 Portfolio                                       464594
ING Solution 2035 Portfolio                                       464596
ING Solution 2045 Portfolio                                       464574
ING Solution Growth and Income Portfolio                            TBD
ING Solution Growth Portfolio                                       TBD
ING Solution Income Portfolio                                     464586
ING T. Rowe Price Diversified Mid Cap Growth Portfolio            464534
ING T. Rowe Price Growth Equity Portfolio                         464530
ING Templeton Foreign Equity Portfolio                            464200
ING Thornburg Value Portfolio                                     464522
ING UBS U.S. Large Cap Equity Portfolio                           464520
ING PARTNERS, INC. (CONT.)
ING UBS U.S. Small Cap Growth Portfolio                           464533

                                                            BNY ACCOUNT NUMBER
FUND                                                         (DOMESTIC/GLOBAL)
----                                                      ----------------------
ING Van Kampen Comstock Portfolio                                 464512
ING Van Kampen Equity and Income Portfolio                        464536

ING RISK MANAGED NATURAL RESOURCES FUND                           464763

ING SEPARATE PORTFOLIOS TRUST
ING SPorts Core Fixed Income Fund                                   TBD
ING SPorts Core Plus Fixed Income Fund                              TBD

ING SERIES FUND, INC.
Brokerage Cash Reserves                                           464062
ING 130/30 Fundamental Research Fund                              464599
ING Balanced Fund                                                 464764
ING Global Science and Technology Fund                            464750
ING Growth and Income Fund                                        464723
ING Growth Fund                                                   464762
ING Index Plus LargeCap Fund                                      464726
ING Index Plus MidCap Fund                                        464727
ING Index Plus SmallCap Fund                                      464725
ING International Growth Fund                                     464204
ING Money Market Fund                                             464064
ING Small Company Fund                                            464729
ING Strategic Allocation Conservative Fund                        464722
ING Strategic Allocation Growth Fund                              464720
ING Strategic Allocation Moderate Fund                            464719

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
ING VP Strategic Allocation Conservative Portfolio                464420
ING VP Strategic Allocation Growth Portfolio                      464418
ING VP Strategic Allocation Moderate Portfolio                    464416

ING VARIABLE FUNDS
ING VP Growth and Income Portfolio                                464402

ING VARIABLE INSURANCE TRUST
ING VP Global Equity Dividend Portfolio                   464468 & 464466/464466

ING VARIABLE PORTFOLIOS, INC.
ING VP Global Science and Technology Portfolio                    464422
ING VP Growth Portfolio                                           464404
ING VP Index Plus LargeCap Portfolio                              464406
ING VP Index Plus MidCap Portfolio                                464408
ING VARIABLE PORTFOLIOS, INC. (CONT.)
ING VP Index Plus SmallCap Portfolio                              464410

                                                            BNY ACCOUNT NUMBER
FUND                                                         (DOMESTIC/GLOBAL)
----                                                      ----------------------
ING VP International Equity Portfolio                             464460
ING VP Small Company Portfolio                                    464414
ING VP Value Opportunity Portfolio                                464424

ING VARIABLE PRODUCTS TRUST
ING VP Financial Services Portfolio                               464449
ING VP High Yield Bond Portfolio                                  464432
ING VP International Value Portfolio                              464464
ING VP MidCap Opportunities Portfolio                             464444
ING VP Real Estate Portfolio                                      464747
ING VP SmallCap Opportunities Portfolio                           464450

ING VP BALANCED PORTFOLIO, INC.                                   464428

ING VP INTERMEDIATE BOND PORTFOLIO                                464400

ING VP MONEY MARKET PORTFOLIO                                     464412